E*TRADE Russell 2000 Index Fund
SUPPLEMENT DATED March 3, 2003 TO
THE ANNUAL REPORT DATED December 31, 2002

The Annual report is hereby amended to the Letter to Shareholders, starting on page 1 of the report, by replacing the following sentence, found in the 4th paragraph, "Each of these funds had positive returns in 2002" with the statement "Both the Bond Fund and the Premier Money Market Fund had positive returns in 2002."